UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

Shire plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

 (State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	+353 1 429 7700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 13, 2015, Shire plc (“Shire”) published the presentation attached as Exhibit 99.1 hereto (the “Presentation”). The information in Slide 18 of the Presentation, which includes guidance on Shire’s product sales and earnings for 2014, is incorporated by reference herein. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The Presentation is incorporated by reference herein. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Although Shire, as a foreign private issuer, is not subject to Regulation FD, Shire has elected to furnish voluntarily the information herein under Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished herewith:

99.1	Presentation dated January 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ T May
	Name:	Tatjana May
	Title:	Secretary

Dated: January 13, 2015

EXHIBIT INDEX

Number	Description

99.1	Presentation dated January 13, 2015